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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



                        Date of Report (Date of earliest
                           event reported) May 1, 2003
                                           -----------


                                   ITXC CORP.
             (Exact name of registrant as specified in its charter)



  Delaware                    000-26739                         22-3531960
 (State of              (Commission File Number)              (IRS Employer
incorporation)                                              Identification No.)


750 College Road East, Princeton, New Jersey                      08540
(Address of principal executive offices)                        (Zip Code)


                                  609-750-3333
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5. Other Events and Regulation FD Disclosure

IDT Corporation disseminated the attached press release on May 1, 2003.

Item 7. Financial Statements and Exhibits.

Exhibit 99.1 - Press release, dated May 1, 2003, issued by IDT Corporation.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  ITXC CORP.


                                  By: /s/ Theodore M. Weitz
                                      ----------------------------------------
                                      Name:  Theodore M. Weitz
                                      Title: Vice President, General
                                             Counsel and Secretary
Date:  May 1, 2003



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                                  EXHIBIT INDEX


  Exhibit No.       Description
  -----------       -----------
     99.1           Press release, dated May 1, 2003, issued by IDT Corporation